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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)    May 1, 1996
                                                    -----------------

                               TCA Cable TV, Inc.
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             (Exact name of registrant as specified in its charter)



           Texas                    0-11478                     75-1798185
      --------------              ------------              --------------------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)



   3015 S.S.E. Loop 323, Tyler, Texas                                   75701
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(Address of principal executive offices)                              (Zip Code)


 Registrant's telephone number, including area code       (903) 595-3701
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 13, 1995, TAL Financial Corporation ("TAL"), a wholly-owned subsidiary of TCA Cable TV, Inc. (the "Company"), entered into a General Partnership Agreement (as amended, the "Agreement") with DR Partners ("DR"), pursuant to which TAL and DR agreed to form TCA Cable Partners General Partnership to operate cable television systems in Arkansas, Oklahoma and Mississippi. In exchange for TAL's contribution of certain assets of the cable television systems (the "TAL System") in the cities and adjacent unincorporated areas set forth below, TAL acquired a 75% partnership interest in the Partnership. The cities and adjacent unincorporated areas where the TAL Systems are located are Berryville, AR; Batesville, AR; El Dorado, AR; Harrison, AR; Heber Springs, AR; Helena, AR; Hot Springs Village, AR; Mena, AR; Mountain Home, AR; Newport, AR; Ozark, AR; Pocahontas, AR; Arkadelphia, AR; Bentonville, AR; Magnolia, AR; Malvern, AR; Siloam Springs, AR; Springdale, AR; Fayetteville, AR; Russellville, AR; Greenville, MS; and McGehee, AR.

         In exchange for DR's contribution to the Partnership of certain assets of the cable television systems (the "DR Systems") owned by it in the following cities or adjacent unincorporated areas: Bartlesville, OK; Dewey, OK; Blackwell, OK; Vallejo, CA; Guymon, OK; Rogers, AR; and Little Flock, AR, DR acquired a 25% partnership interest in the Partnership.

         The transfer to the Partnership of the TAL Systems and the DR Systems was consummated on May 1, 1996.

         The assets contributed to the Partnership included, with certain exceptions as set forth in the Agreement, all the assets and properties, real and personal, tangible and intangible, used in the operation of the TAL
Systems and the DR Systems. Pursuant to the Agreement, the Partnership assumed certain liabilities of the TAL Systems and the DR Systems.

         The percentage interest received by TAL in the Partnership in consideration of the contribution of the TAL Systems was determined based on arm's length negotiations among TAL, DR and the Partnership.

         To the best knowledge of the Company, there is no material relationship between DR and the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)(1)                                    Financial Statements of business acquired in the Transaction.(1)

                          (i)                      Consolidated Balance Sheet.

                          (ii)                     Interim Consolidated Balance Sheet.

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
                          (iii)                    Consolidated Statement of Income.

                          (iv)                     Interim Consolidated Statement of Income.

                          (v)                      Consolidated Statement of Cash Flows.

                          (vi)                     Interim Consolidated Statement of Cash Flows.

         (b)(1)                                    Pro forma Financial Information for the Transaction.(1)

                          (i)                      Pro forma Condensed Balance Sheet.

                          (ii)                     Pro forma Condensed Consolidated Statement of Income.

         (c)              Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                                        Description
- -----------                                        -----------
         2.1              General Partnership Agreement of TCA Cable Partners dated as of December 13, 1995.(2)

         2.2              Restated and Amended General Partnership Agreement of TCA Cable Partners dated as of April 11,
                          1996.(3)

         23.1             Consent of Coopers & Lybrand.(3)

         27.1             Financial Data Schedule.(1)

- ------------------------------
         (1)     It is impractical for the registrant to file such financial statements and related financial data schedule at this time.  Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (2)     Previously filed as an exhibit to the Company's annual report on Form 10-K for the year ended October
                 31, 1995 and incorporated herein by reference.

         (3)     To be filed by amendment.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TCA CABLE TV, INC.



Date:  May 13, 1995
                                  By:  /s/ JIMMIE F. TAYLOR
                                     --------------------------------
                                           Jimmie F. Taylor

                                       Its:  VP, CFO & Treasurer
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